A COMPANY INCORPORATED UNDER THE LAWS OF BRITISH COLUMBIA SEE REVERSE FOR CERTAIN DEFINITIONS in the Authorized share structure of the above named Company subject to the Articles of the Company transferable on the Central Securities Register of the Company by the registered holder in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company. There are special rights and restrictions attached to these shares and the full text thereof is obtainable from the registered or records office of the Company on demand and without charges. IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers, at Vancouver, British Columbia. C0000000230 | M **SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORK S*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W1020000 0000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN9 8985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero* ***SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWOR KS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W102000 00000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN 98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero ****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWO RKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200 000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIMEN98985W10200000000ZYMEWORKS*INC.zero****SPECIME SPECI EN **098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W 10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W102000000 00ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWOR KS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.ze ro****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098 985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200 000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYM EWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*IN C.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero*** *098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W10200000000ZYMEWORKS*INC.zero****098985W1 * * * 0 * * Jan 28, 2022 00000000 Number Shares FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF IS THE REGISTERED HOLDER OF THIS CERTIFIES THAT Dated: The shares represented by this certificate are transferable at the offices of Computershare Investor Services Inc. in Vancouver, BC and Toronto, ON or at the offices of Computershare Trust Company, N.A. in Canton, MA, Jersey City, NJ and Louisville, KY. ZYMEWORKS INC. COUNTERSIGNED AND REGISTERED COMPUTERSHARE TRUST COMPANY, N.A. (CANTON, MA, JERSEY CITY, NJ AND LOUISVILLE, KY) TRANSFER AGENT AND REGISTRAR COUNTERSIGNED AND REGISTERED COMPUTERSHARE INVESTOR SERVICES INC. (VANCOUVER) (TORONTO) TRANSFER AGENT AND REGISTRAROR By _____________________________ Authorized Officer By ____________________________ Authorized Officer Chair, President and Chief Executive Officer Chief Operating Officer and Chief Financial Officer * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * CUSIP 98985W102 ISIN CA98985W1023 ZYMEWORKS INC. C SA E _W IP_Y Z M Q _C 01.m tl.pulls/000001/000001/i